Exhibit 10.1

         The Participation Agreement is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Participation Agreements are substantially identical in all material respects to the filed Participation Agreement except as follows:

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Aircraft (Tail No.)   Closing Date          Owner Participant

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N362ML*               October 19, 2000      Silvermine River Finance One, Inc.

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N363ML                November 29, 2000     Aircraft Services Corporation

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N364ML                January 30, 2001      Aircraft Services Corporation

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N365ML                March 19, 2001        Aircraft Services Corporation

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N366ML                April 19, 2001        Castle Harbour-I Limited-Liability
                                            Company

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*   Filed document